                                                                  EXHIBIT 10.66

                                CONTROL AGREEMENT

         Control Agreement dated as of November 26, 2002, by and among PLATINUM RE (UK) LIMITED ("PARTY A"), PLATINUM UNDERWRITERS BERMUDA, LTD. ("PARTY B"), and STATE STREET BANK AND TRUST COMPANY ("CUSTODIAN") (the "AGREEMENT").

                  WHEREAS, pursuant to a custodian and investment accounting agreement between Custodian and various affiliated parties including Party B (as amended, the "CUSTODIAN AGREEMENT"), Custodian acts as custodian for Party B's assets and, as such Custodian, has established a custodial account in the name of Party B in which the Collateral, as defined below (together with other assets of Party B) is held; and

                  WHEREAS, Party A and Party B have entered into a retrocession agreement, dated as of November 26, 2002 (the "RETROCESSION AGREEMENT") and a security agreement, dated as of November 26, 2002 in the form attached hereto as Exhibit A (the "SECURITY AGREEMENT") pursuant to the terms of which, Party B will from time to time grant a continuing first priority security interest over certain assets specified by Party B and identified in writing to Custodian as Collateral as defined in the Security Agreement (the "COLLATERAL") to secure Party B's obligations under the Retrocession Agreement; and

                  WHEREAS, Party A, Party B and Custodian are entering into this Agreement for the purpose of appointing Custodian to serve as collateral agent for Party A and to serve as securities intermediary as herein provided in order to provide Party A with control of the Collateral Accounts and the Collateral credited thereto and held therein (each as defined below), in each case for the purpose of perfecting Party A's security interest in such Collateral;

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, it is agreed as follows:

1.                         APPOINTMENT AND ESTABLISHMENT OF ACCOUNTS.

                  1.1 Party A hereby appoints Custodian as collateral agent on its behalf and Custodian hereby accepts such appointment. In addition, Custodian agrees to act as securities intermediary and/or depositary bank, as applicable, with respect to the Collateral Accounts and the Collateral held therein pursuant hereto.

                  1.2 The Custodian has established and will maintain a segregated account (which may include one or more sub-accounts) entitled "Platinum Underwriters Bermuda, Ltd. for the Benefit of Platinum Re (UK) Limited" (the "Securities Account"); and a separate and segregated deposit account or accounts (as defined in Section 9-102 of the UCC) entitled "Platinum Underwriters Bermuda, Ltd. for the Benefit of Platinum Re (UK) Limited" (the "Deposit Account", and together with the Securities. Account, the "COLLATERAL ACCOUNTS"), all as more particularly described on the attached Schedule I, hereto. Each party hereto agrees that (i) the Securities Account constitutes a "securities account" within the meaning of Article 8 of the UCC, and (ii) all property now or hereafter held, credited or carried by, in or to the credit of Securities Account (other than "Identified Securities", as defined in Section 5(vi), and cash) shall be treated as "financial assets" within the meaning of UCC Section 8-102(a)(9). Each of the Collateral

Accounts shall be maintained separately and apart from any other account or sub-account of the Party B. The Custodian shall not change the name of the Collateral Accounts without the prior written consent of Party A. Except for specified "Identified Securities", as provided hereinafter, Party B agrees that all financial assets credited to the Collateral Accounts shall be registered in the name of the Custodian, endorsed to the Custodian or in blank or credited to another securities account maintained in the name of the Custodian, and except for such Identified Securities, no financial asset credited to the Collateral Accounts shall be registered in the name of Party B, payable to the order of Party B or specially endorsed to Party B except to the extent the foregoing have been specially endorsed to the Custodian or in blank.

                  1.3 The Custodian agrees that it shall promptly notify Party A and Party B in writing after becoming aware that any financial asset which constitutes Collateral is registered or endorsed otherwise than as provided in the foregoing Section 1.2; provided, however, that the Custodian shall have no liability hereunder for the failure to deliver such notice except to the extent such failure results from its negligence or misconduct.

                  1.4 Party B, from time to time, shall instruct Custodian in writing by any of the means mutually agreed to between Party B and Custodian (which shall constitute "Proper Instructions" under the Custodian Agreement), to segregate and hold in a separate account the Collateral for the benefit of Party A, whereupon any such Collateral, other than cash Collateral, shall be credited to and held in the Securities Account, and any such cash Collateral shall be credited to and held in the Deposit Account. Custodian shall have no responsibility for determining the adequacy of any Collateral required hereunder or under the Retrocession Agreement, nor will it assume responsibility for any calculations related to any Collateral requirements under the Retrocession Agreement.

                  1.5 All Cash Proceeds (as defined in UCC Section 9-102(a)(9)) of the Collateral received by the Custodian, except for the Distributions (as defined in the Security Agreement (the "Distributions")), shall be deposited in the Collateral Accounts and become part of the Collateral.

2.                ACCOUNT CONTROL.

                  2.1 Security Interest. This Agreement is intended by Party A and Party B to grant "control" of the Collateral Accounts to Party A for purposes of perfection of Party A's security interest in such Collateral pursuant to Article 8 and Article 9 of the UCC, and Custodian hereby acknowledges that it has been advised of Party B's grant to Party A of a security interest in the Collateral Accounts and the Collateral held therein. Notwithstanding the foregoing, Custodian makes no representation or warranty with respect to the creation or enforceability of any security interest in the Collateral Accounts or the Collateral held therein. Custodian shall promptly and in the exercise of due care and reasonable commercial standards comply with "entitlement orders" (as that term is defined in UCC Section 8-102(a)(8)), including but not limited to a Notice of Exclusive Control substantially in the form attached hereto as Exhibit B ("NOTICE OF EXCLUSIVE CONTROL"), originated by Party A and concerning the Collateral, without the further consent of Party B, including without limitation any entitlement order originated by Party A instructing the Custodian to deliver any or all of the Collateral to Party A or its designees.

                  2.2 Control by Party B. Unless and except to the extent it has received a contrary entitlement order from Party A pursuant to Section 2.1, and except as provided in Section 2.3(i), below: (i) Custodian shall take actions with respect to the Collateral in the Collateral Accounts upon the joint instructions of Party A and Party B, and (ii) Custodian shall have no responsibility or liability to Party A or Party B for actions taken in accordance with such joint instructions. All entitlement orders and other instructions and communications that Party B is entitled, or desires, to give or make under this Agreement may be given or made either by Party B itself or its investment advisor as designated in writing by Party B to the Custodian from time to time.

                  2.3      Control by Party A.

                  (i) Party A agrees to provide Custodian, in the form of Exhibit C attached (as may be amended from time to time), the names and signatures of authorized parties who may give notices, instructions, or entitlement orders concerning the Collateral Accounts and the Collateral held therein. All entitlement orders and other instructions and communications that Party A is entitled, or desires, to give or make under this Agreement may be given or made either by Party A itself or by its attorney in fact as designated in writing by Party A to the Custodian from time to time pursuant, and subject to the limitations contained in, a written power of attorney delivered to the Custodian. Other means of notice, instruction, or entitlement orders may be used provided that Party A and Custodian agree to appropriate security procedures. Upon receipt by Custodian of a Notice of Exclusive Control, and unless and until such Notice of Exclusive Control has been revoked in writing by Party A, Custodian shall thereafter follow only the instructions of Party A with respect to the Collateral Accounts and shall comply with any entitlement order or instructions (within the meaning of Sections 8-102, 9-104, and 9-106 of the UCC) received from Party A, without further consent of Party B or any other person, and Custodian will not comply with entitlement orders or instructions concerning the Collateral originated by Party B without the prior written consent of Party A.

                  (ii) Party A represents and warrants to Party B that Party A will only issue to Custodian a Notice of Exclusive Control if Party A has determined in good faith that an event has occurred which entitles Party A to exercise its rights as a secured party with respect to the Collateral in the Collateral Accounts.

                  (iii) Custodian shall have no responsibility or liability to Party B for complying with a Notice of Exclusive Control or complying with entitlement orders or instructions originated by Party A concerning the Collateral Accounts and the Collateral held therein. Custodian shall have no duty to investigate or make any determination to verify compliance by Party A of Party B with applicable law. Nor shall Custodian have any duty to verify the occurrence of an event entitling Party A to exercise its rights as a secured party with respect to the Collateral in the Collateral Accounts and Custodian shall be fully protected in complying with a Notice of Exclusive Control whether or not Party B may allege that no such event has occurred.

                  (iv) As between Party A and Custodian, notwithstanding any provision contained herein or in any other document or instrument to the contrary, Custodian shall not be liable for any action taken or omitted to be taken at the instruction of Party A, or any action taken or omitted to be taken under or in connection with this Agreement, except for Custodian's own negligence or willful misconduct in carrying out such instructions.

3. DISTRIBUTIONS. Custodian shall, upon proper written instructions by Party B, credit the Distributions to Party B's custodial account or any other account designated by Party B unless Custodian has received a Notice of Exclusive Control and, if any Notice of Exclusive Control is in effect, until such Notice of Exclusive Control has been revoked or rescinded in writing by Party A. The Distributions shall not be considered Collateral.

4.                RELEASE OF COLLATERAL; RELEASE OF SECURITY INTEREST.

                  4.1 Release of Collateral. As soon as reasonably practicable after receiving joint instructions from Party A and Party B Custodian will release Collateral held in the Collateral Accounts in accordance with such instructions.

                  4.2 Release of Security Interest. Party A agrees to notify Custodian promptly in writing when all obligations of Party B to Party A under the Retrocession Agreement and the Security Agreement have been fully satisfied or Party A otherwise no longer claims any interest in the Collateral in the Collateral Accounts, whichever is sooner; at which time Custodian shall have no further liabilities or responsibilities hereunder and Custodian's obligations under this Agreement shall terminate.

5.                DUTIES AND SERVICES OF CUSTODIAN.

                  (i) Custodian agrees that it is acting as a securities intermediary, as defined in Section 8-102 of the UCC with respect to the Collateral in the Securities Account, except Identified Securities. Custodian agrees, with respect to the Deposit Account, that it is acting as a "bank" as such term is used in Section 9-102(a)(29) of the UCC. The parties hereto acknowledge that the Custodian Agreement is governed by the laws of The Commonwealth of Massachusetts and that, as a consequence, the jurisdiction of Custodian as securities intermediary and as bank is The Commonwealth of Massachusetts.

                  (ii) Custodian shall have no duties, obligations, responsibilities or liabilities with respect to the Collateral Accounts and the Collateral held therein except as and to the extent expressly set forth in this Agreement and the Custodian Agreement, and no implied duties of any kind shall be read into this Agreement against Custodian including, without limitation, the duty to preserve, exercise or enforce rights in the Collateral and the Collateral Accounts. Custodian shall not be liable or responsible for anything done or omitted to be done by it in good faith and in the absence of negligence and may rely and shall be protected in acting upon any notice, instruction, entitlement orders, or other communication which it reasonably believes to be genuine and authorized.

                  (iii) As between Party B and Custodian, except for the rights of control in favor of Party A agreed to herein, nothing herein shall be deemed to modify, limit, restrict, amend or supersede the terms of the Custodian Agreement, and Custodian shall be and remain entitled to all of the rights, indemnities, powers, and protections in its favor under the Custodian Agreement, which shall apply folly to Custodian's actions and omissions hereunder. Instructions under this Agreement from Party B's authorized representative given in accordance with the terms of the Custodian Agreement shall also constitute Proper Instructions under the Custodian Agreement.

                  (iv) As between Custodian and Party A, Party A shall indemnify and hold Custodian harmless with regard to any losses or liabilities of Custodian (including reasonable attorneys' fees) imposed on or incurred by Custodian arising out of any action or omission of Custodian in accordance with any notice, instruction, or entitlement order of Party A under this Agreement.

                  (v) The parties hereto acknowledge that no "security entitlement" under the UCC shall exist with respect to any cash or to any financial asset held in the Collateral Accounts which is registered in the name of Party B, payable to the order of the Party B, or specially indorsed to Party B or any third party (each such asset an "IDENTIFIED SECURITY"), except to the extent such Identified Security has been specially indorsed by Party B to Custodian or in blank. The parties further acknowledge and agree that any such cash and/or Identified Securities received by Custodian and credited to the Collateral Accounts from time to time shall (so long as so credited to the Collateral Accounts and so long as this Agreement remains in effect) be held by Custodian for the benefit of Party A, not in its capacity as a "securities intermediary" (as defined in the UCC), but in its capacity as a collateral agent under and subject to the terms of this Agreement.

                  (vii) For avoidance of doubt, Party A hereby acknowledges that any Collateral in the Collateral Accounts issued outside the United States ("FOREIGN SECURITY SYSTEM ASSETS") which may be held by Custodian, a sub-custodian within Custodian's network of sub-custodians (each a "SUB-CUSTODIAN") or a depository or book-entry system for the central handling of securities and other financial assets in which Custodian or the Sub-Custodian are participants may not permit Party B to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Collateral Accounts). The parties hereby further acknowledge that Custodian gives no assurance that a security entitlement is created under the UCC with respect to Party B's assets held in Euroclear or Clearstream or their successors.

                  (viii) Custodian shall from time to time employ one or more sub-custodians in accordance with the terms of the Custodian Agreement.

6. FORCE MAJEURE; SPECIAL DAMAGES. Custodian shall not be liable for delays, errors or losses occurring by reason of circumstances beyond its control, including, without limitation, acts of God, market disorder, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply. In no event shall Custodian be liable to any person for indirect, consequential or special damages, even if Custodian has been advised of the possibility or likelihood of such damages.

7. COMPLIANCE WITH LEGAL PROCESS AND JUDICIAL ORDERS. Custodian shall have no responsibility or liability to Party A or Party B or to any other person or entity for acting in accordance with any judicial or arbitral process, order, writ, judgment, decree or claim of lien relating to the Collateral Accounts and the Collateral held therein subject to this Agreement notwithstanding that such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

8. CUSTODIAN REPRESENTATIONS. Custodian agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement, that it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custodian Agreement) with any other person or entity relating to the Collateral or the Collateral Accounts under which it has agreed to comply with entitlement orders (as defined in Section 8-102 of the UCC) of such other person or entity.

9. ACCESS TO REPORTS. Upon any pledge, release, or substitution of Collateral in the Collateral Accounts, Custodian shall notify Party A within one business day of such change. Custodian will provide to Party A a copy of a statement of the Collateral Accounts and the

Collateral held therein within five (5) business days of the end of the calendar month; provided, however, that Custodian's failure to forward a copy of such statement to Party A shall not give rise to any liability hereunder.

10. INTERPLEADER. Notwithstanding any provision contained in this Agreement to the contrary, in the event of any dispute concerning this Agreement or the disposition of any of the Collateral or the Collateral Accounts, Custodian shall have the absolute right, at its election, to (a) refrain from taking any action (other than to hold the Collateral in accordance with the Custodian Agreement) until directed by written instructions signed by Party B and Party A or by final order of a court of competent jurisdiction; or (b) in the event of litigation between Party B and Party A, deliver all of the Collateral in the Collateral Accounts to the clerk of any court in which such litigation is pending, or file suit in interpleader and deliver the Collateral in the Collateral Accounts to the court in which the action is commenced, and obtain an order from the court requiring the parties to interplead and litigate in such court their claims and rights among themselves, whereupon Custodian shall thereby be relieved from any further liability respecting the Collateral and the Collateral Accounts.

11. FEES AND EXPENSES OF CUSTODIAN. In addition to the terms of the Custodian Agreement, Party B hereby agrees to pay and reimburse Custodian for any advances, fees, costs, expenses (including, without limitation, reasonable attorney's fees and costs) and disbursements that may be paid or incurred by Custodian in connection with this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement. Any fees, expenses or other amounts that may be owing to Custodian from time to time pursuant to the terms hereof, or of the Custodian Agreement shall be secured by any lien, encumbrance or other right Custodian may have under the Custodian Agreement or applicable law, and Custodian shall be entitled to exercise its rights and remedies against the Collateral and Collateral Accounts in accordance with the terms and conditions of the Custodian Agreement.

It is hereby expressly acknowledged and agreed by the parties that Custodian (including its agents) shall not be obligated to advance cash or investments to, for or on behalf of Party B in the Collateral Accounts, provided, however, that if Custodian does advance cash or investments to the Collateral Accounts for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of Party B, any property at any time held pursuant to this Agreement and the Custodian Agreement shall be security therefor and, should Party B fail to repay Custodian promptly, Custodian shall be entitled to utilize available cash and to dispose of Collateral in the Collateral Accounts to the extent necessary to obtain reimbursement.

12. NOTICES. Any notice, instruction, entitlement order, or other instrument required to be given hereunder, or requests and demands to or upon the respective parties hereto, shall be in writing and may be sent by hand, or by facsimile transmission, telex, or delivery by any recognized delivery service, prepaid or, for termination of this Agreement only, by certified or registered mail, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing:

If to Party A, then:                If to Party B, then:                 If to Custodian, then:
Platinum Re (UK) Limited            Platinum Underwriters Bermuda, Ltd.  State Street Bank and Trust
52 Lime Street                      Clarendon House                      801 Pennsylvania Avenue
London EC3M 7NL                     2 Church Street                      Kansas City, MO 64105
UK                                  Hamilton HM 11                       Attention: Vice President,
                                                                         Insurance Services
Attention: Guy Butler               Bermuda
Telephone: 011-44-207-220-8110      Attention: Dawna L. Ferguson         Telephone: (816)871-4100
Telecopy: 011-44-207-623-6610       Telephone: 441-295-5950              Telecopy:  (816)871-9675
                                    Telecopy:  441-292-4720

13. AMENDMENT. No amendment or modification of this Agreement will be effective unless it is in writing and signed by each of the parties hereto.

14. TERMINATION. This Agreement shall continue in effect until Party A has notified Custodian in writing that this Agreement is to be terminated. Upon receipt of such notice, Party A shall have no further right to originate entitlement orders concerning the Collateral Accounts and Party B shall be entitled to originate entitlement orders concerning the Collateral for any purpose and without limitation except as may be provided in the Custodian Agreement. This Agreement may also be terminated by Custodian, Party A or, with the prior written consent of Party A, Party B, and shall terminate in the event of the termination of the Custodian Agreement, following thirty (30) days prior written notice to the other parties hereto. Upon termination of this Agreement by any party, all Collateral in the Collateral Accounts that has not been released by Party A shall be transferred, within 30 days of such termination, to a successor custodian designated in writing by Party B and acceptable to Party
A. In the event no successor is agreed upon, Custodian shall be entitled to petition a court of competent jurisdiction to appoint a successor custodian and shall be indemnified by Party B for any costs and expenses (including, without limitation, attorneys' fees) relating thereto.

15. SEVERABILITY. In the event any provision of this Agreement is held illegal, void or unenforceable, the remainder of this Agreement shall remain in effect.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof.

17. HEADINGS. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers or duly authorized representatives as of the date first above written.

PLATINUM RE (UK) LIMITED

By: /s/ T. MAHONEY
    --------------------------------
Name:   T. MAHONEY
Title:  CEO

PLATINUM UNDERWRITERS BERMUDA, LTD.

By: /s/ Jerome T. Fadden
    --------------------------------
Name:   Jerome T. Fadden
Title:  Director


STATE STREET BANK AND TRUST COMPANY


By: /s/ David Paldino
    --------------------------------
Name:   David Paldino
Title:  Vice President

                                    EXHIBIT A

          TO CONTROL AGREEMENT AMONG PLATINUM RE (UK) LIMITED, PLATINUM UNDERWRITERS BERMUDA, LTD. AND STATE STREET BANK AND TRUST COMPANY

                         FORM OF THE SECURITY AGREEMENT

                                 [See attached]

--------------------------------------------------------------------------------

                               SECURITY AGREEMENT

                          Dated as of November __, 2002

                                     between

                      PLATINUM UNDERWRITERS BERMUDA, LTD.,
                                   as Debtor,

                                       and

                            PLATINUM RE (UK) LIMITED,
                                as Secured Party

--------------------------------------------------------------------------------

                  THIS SECURITY AGREEMENT (this "Agreement"), dated as of November __, 2002, is made and entered into by and between PLATINUM UNDERWRITERS BERMUDA, LTD, a company organized under the laws of Bermuda (the "Debtor"), and PLATINUM RE (UK) LIMITED, a company incorporated in the United Kingdom (the "Secured Party").

                             PRELIMINARY STATEMENTS

         1. The Debtor and the Secured Party entered into that certain Quota Share Retrocession Agreement, dated as of November __, 2002 (as such agreement may be amended, modified or supplemented from time to time, the "Retrocession Agreement").

         2. The Debtor and the Secured Party have appointed the Custodian (as hereinafter defined) to hold the Collateral (as hereinafter defined) as collateral agent and securities intermediary on behalf of the Secured Party pursuant to that certain Control Agreement, dated as of November __, 2002 among the Debtor, the Custodian and the Secured Party (the "Control Agreement"). The Debtor has also appointed the Investment Adviser (as hereinafter defined) to give advice from time to time in relation to the investment of such Collateral pursuant to that certain Discretionary Investment Advisory Agreement, dated as of November __, 2002 among the Debtor, the Investment Adviser and the Secured Party (the "Investment Advisory Agreement").

         3. The parties hereto desire to enter into this Agreement, among other things, to grant to the Secured Party a continuing security interest in and to all of the Collateral as security for the Obligations (as hereinafter defined).

         4.       This Agreement is being entered into pursuant to the terms of
Article 14(C) of the Retrocession Agreement.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01      Definitions.

                  (a) For all purposes of this Agreement capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Retrocession Agreement, the Control Agreement and the Investment Advisory Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined) and all references in this Agreement to Sections are to Sections of this Agreement unless specified otherwise.

                  (b) Except for the terms defined in this Agreement, the Retrocession Agreement, the Control Agreement or the Investment Advisory Agreement all terms defined in Article 8 or 9 of the UCC which are used in this Agreement shall have the meaning specified in such Articles.

                 (c) As used in this Agreement, the following terms shall have the following meanings:

                  "Base Currency" means United States Dollars.

                  "Base Currency Equivalent" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount in a currency other than the Base Currency (the "Other Currency"), the amount in the Base Currency required to purchase such amount of the Other Currency at the spot exchange rate on such Valuation Date as reported by the Custodian in accordance with such agreement as may from time to time be in place for such purpose between the Custodian and the Debtor with the prior written consent of the Secured Party.

                  "Collateral" has the meaning assigned to that term in Section
2.01 (a).

                  "Collateral Accounts" mean Deposit Account and Securities Account.

                  "Control Agreement" has the meaning assigned to that term in the Preliminary Statements.

                  "Credit Support Amount" means with respect to the Secured Party on a Valuation Date and subject to Section 3.07 in the case of a dispute, an amount equal to the sum of (a) an amount equal to the product of 20/55 multiplied by the outstanding reinsurance recoveries owing to the Secured Party by the Debtor as at such Valuation Date under the Retrocession Agreement, plus
(b) an amount equal to the product of 20/55 multiplied by the aggregate of the DBNR and unearned premium reserves attributable as at such Valuation Date to the Retrocession Agreement, in each such case as shown by statements prepared as at such Valuation Date by the Secured Party; provided, however, that the Credit Support Amount will be deemed to be zero if the calculation of the Credit Support Amount yields a number less than zero.

                  "Custodian" means State Street Bank and Trust Company, a Massachusetts trust company, as Custodian for the Debtor pursuant to the Custodian Agreement, or such other custodian as the Debtor may from time to time appoint with the prior written consent of the Secured Party.

                  "Custodian Lien" means the lien on the Collateral Accounts in favor of the Custodian created pursuant to the Control Agreement,

                  "Custodian Agreement" means that certain Custodian and Investment Accounting Agreement dated as of November 1, 2002 among the Custodian, the Debtor and certain related parties, as amended or supplemented from time to time.

                  "Delivery Amount" has the meaning assigned to that term in
Section 3.02.

                  "Deposit Account" means the separate, segregated Deposit Account listed on Schedule I hereto and any other deposit accounts and sub-accounts which are established by the Custodian under, and subject to, the Control Agreement.

                  "Disputing Party" has the meaning assigned to that term in
Section 3.07.

                  "Distributions" means, with respect to Collateral, all interest, income and other payments and distributions of cash or other property in the nature of income with respect to that Collateral. Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Collateral.

                  "Eligible Credit Support" has the meaning assigned to that term in the Investment Advisory Agreement.

                  "Event of Default" means a failure by the Debtor to pay any amount due under the Retrocession Agreement within 90 days of the due date for payment.

                  "FSA" means the Financial Services Authority of the United Kingdom.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Insolvency Event" means any one or more of the following: (a) the Debtor becomes unable to pay its debts as they fall due, or (b) the appointment of an administrator, receiver manager or administrative receiver with respect to any of the assets or undertaking of the Debtor, or (c) the presentation of any petition or making of any order for the administration or winding up of the Debtor or the taking of any other step in insolvency proceedings with respect to the Debtor, or (d) the grant of any moratorium in respect of the indebtedness of the Debtor or the entry into or proposal by the Debtor of any composition or compromise with its creditors.

                  "Investment Adviser" means Alliance Capital Management L.P. or such other investment adviser as the Debtor may from time to time appoint with the prior written consent of the Secured Party.

                  "Investment Advisory Agreement" has the meaning assigned to that term in the Preliminary Statements.

                  "Local Business Day" means:

                  (a) in relation to a transfer of cash or other property (other than securities) under this Agreement, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment;

                  (b) in relation to a transfer of securities under this Agreement, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

                  (c) in relation to a valuation under this Agreement, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Custodian and in the place(s) agreed between the parties for this purpose; and

                  (d) in relation to any notice or other communication under this Agreement, in the place specified in the address for notice most recently provided by the recipient.

                  "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

                  "Notice of Exclusive Control" has the meaning assigned to that term in the Control Agreement.

                  "Obligations" means all present and future obligations from time to time of the Debtor under the Retrocession Agreement and this Agreement.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Proceeds" has the meaning assigned to that term in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, the following property: (i) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral, (ii) whatever is collected on, or distributed on account of, the Collateral, (iii) rights arising out of the Collateral, (iv) to the extent of the value of collateral, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Collateral, or (v) to the extent of the value of collateral and to the extent payable to the Debtor or the Secured Party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral.

                  "Property" means, with respect to any Person, any money, cash, cash equivalents, securities, investments, financial assets, security entitlements or other investment property.

                  "Recalculation Date" means a Valuation Date that gives rise to a dispute under Section 3.07; provided, however, that if a subsequent Valuation Date occurs under Section 3.02 or 3.03 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Section
3.02 or 3.03, as applicable.

                  "Relevant Event" means any one or more of the following: (a) an Event of Default, or (b) the Debtor's failure to perform or otherwise comply or procure compliance with any of its obligations under the Retrocession Agreement, other than a failure constituting an

Event of Default, if such failure continues for five Local Business Days after receiving from the Secured Party a written notice thereof, or (c) the Debtor's failure to perform or otherwise comply with any of its obligations under this Agreement, or (d) any Insolvency Event, or (e) the Investment Adviser's failure to comply with any investment objectives, policies and restrictions as in effect from time to time under the Investment Advisory Agreement, or (f) an amendment or replacement of categories of securities constituting the Eligible Credit Support or adoption of any additional investment objectives, policies and restrictions that would be in conflict with the definition of Eligible Credit Support either by the Debtor or by the Investment Adviser, in each case without the prior written consent of the Secured Party, or (g) the Custodian's failure to perform or otherwise comply with any of its obligations under the Control Agreement, or (h) the Custodian's failure to perform or otherwise comply with any of its obligations under the Custodian Agreement, if such failure impairs the security interest granted to the Secured Party under this Agreement.

                  "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and all Federal, state, local and foreign laws, rules and regulations, the rules of the National Association of Securities Dealers and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which a notice is given that gives rise to a dispute under Section 3.07.

                  "Retrocession Agreement" has the meaning assigned to that term in the Preliminary Statements.

                  "Return Amount" has the meaning assigned to that term in
Section 3.03.

                  "Securities Account" means the separate, segregated Securities Account listed on Schedule I hereto and any other securities accounts and sub-accounts which are established by the Custodian under, and subject to, the Control Agreement.

                  "Settlement Day" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

                  "Substitute Credit Support" has the meaning assigned to that term in Section 3.06(a).

                  "Substitution Date" has the meaning assigned to that term in
Section 3.06(b).

                  "Substitution Notice" has the meaning assigned to that term in
Section 3.06(a).

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts. All terms used herein without definitions that are defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires.

                  "USD" means United States Dollars.

                  "Valuation Agent" means the Secured Party or such other person as the Debtor and the Secured Party may from time to time jointly designate as Valuation Agent.

                  "Valuation Date" means the date of this Agreement, 1st January, 1st April, 1st July and 1st October in each calendar year and the date of occurrence of any Relevant Event.

                  "Valuation Time" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

                  "Value" means for any Valuation Date or other date for which Value is calculated, and subject to Section 3.07 in the case of a dispute, with respect to Eligible Credit Support or Collateral that is: (a) an amount of cash, the Base Currency Equivalent of such amount; and (b) a security, the Base Currency Equivalent of its asset value as reported by the Custodian in accordance with such agreement as may from time to time be in place for such purpose between the Custodian and the Debtor with the prior written consent of the Secured Party, provided, however, that the Value of the Eligible Credit Support that is transferred into the Collateral Accounts as at the date of this Agreement shall be determined by the Investment Adviser pursuant to the terms of the Investment Advisory Agreement.

                                   ARTICLE II

                                SECURITY INTEREST

                  Section 2.01 Grant of Security Interest. (a) The Debtor hereby assigns, pledges, conveys, sets over and transfers unto the Secured Party, and does hereby grant to the Secured Party, a continuing first priority security interest (subject to the Custodian Lien) in all of the right, title and interest of the Debtor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                           (i) the Deposit Account, including any credit or other balances of account credited thereto or carried therein or other amounts transferred thereto;

                           (ii) the Securities Account, including any credit or other balances of account credited thereto or carried therein or other amounts transferred thereto;

                           (iii) all Eligible Credit Support, all other Property transferred or required to be transferred from time to time in, or credited to or required to be credited from time to time to, the Collateral Accounts; provided, however, that, except as expressly provided in Section 4.04, Distributions shall not constitute Collateral;

                           (iv) all rights, claims and causes of action, if any, that the Debtor may have against any Person in respect of the foregoing; and

                           (v)      all Proceeds of any or all of the other
         Collateral.

                  (b) The Debtor agrees that this Agreement, the security interest granted pursuant to this Agreement and all rights, remedies, powers and privileges provided to the Secured Party under this Agreement are in addition to and not in any way affected or limited by any other security now or at any time held by the Secured Party to secure payment and performance of the Obligations.

                  Section 2.02 Security for Obligations. The Collateral secures the prompt and complete payment and performance of all the Obligations.

                  Section 2.03 Continued Perfection of Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment and performance in full of the Obligations. The security interest created under this Agreement shall not be impaired by any intermediate payment or performance of the whole or any part of the Obligations but shall secure the ultimate balance of the Obligations. The Debtor agrees that it will not take any actions or fail to perform any of its duties or obligations under this Agreement so that after giving effect to such action or inaction the Secured Party will then, or with the passage of time, cease to have a first priority perfected security interest (subject to the Custodian Lien) in any of the Collateral; provided, however, that investments, cash, securities, interest, dividends, financial assets or any other Property withdrawn from the Collateral Accounts in accordance with Section 3.02, 3.06(b), 4.03(a) or 6.01 shall not be Collateral from and after the time of such withdrawal.

                  Section 2.04 Power of Attorney. The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact with right of substitution, so that the Secured Party or any other Person empowered by the Secured Party shall be authorized, without need of further authorization from the Debtor, at any time upon the occurrence of and during the continuance of any Relevant Event, in the Secured Party's discretion to take any and all actions authorized or permitted to be taken by the Secured Party under this Agreement or by law, including but not limited to the power to:

                           (a) take any action and execute or otherwise authenticate any instrument or other record which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including but not limited to, perfection of the security interest created under this Agreement in any jurisdiction in any part of the world;

                           (b) execute any transfer, bill of sale or other assurance in respect of the Collateral;

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

                           (c) exercise all the rights and powers of the Debtor in respect of the Collateral;

                           (d) ask for, demand, collect, sue for, recover, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

                           (e) receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith; and

                           (f) file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

                  The Debtor hereby confirms and ratifies any and all actions and things performed or done by the Secured Party as the Debtor's attorney-in-fact or any of its representatives in each case pursuant to the powers granted hereunder.

                  This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by the Debtor until all of the Obligations have been paid and performed in full and the Retrocession Agreement has been terminated.

                                   ARTICLE III

                           CREDIT SUPPORT OBLIGATIONS

                  Section 3.01 Initial Credit Support. On the date of this Agreement, the Debtor is transferring, or causing to be transferred, into the Collateral Accounts Eligible Credit Support having the Value as at the date of this Agreement at least equal to 20/55 of the premia ceded by the Secured Party to the Debtor under the Retrocession Agreement.

                  Section 3.02 Delivery Amount. Subject to Section 3.07, on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date is greater than zero, then the Debtor shall transfer, or cause to be transferred, into the Collateral Accounts on the terms of this Agreement, Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded up, if necessary, to the nearest integral multiple of USD 10,000). The "Delivery Amount" applicable to the Debtor for any Valuation Date will equal the amount by which: the Credit Support Amount exceeds the Value as of that Valuation Date of all Collateral under this Agreement (as adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

                  Section 3.03 Return Amount. Subject to Section 3.07, on or promptly following a Valuation Date, if the Return Amount for that Valuation Date is greater than zero, then the Secured Party shall, upon the Debtor's request, join the Debtor in instructing the Custodian to release Collateral, specified by the Debtor in such demand, having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded down, if necessary, to the nearest integral multiple of USD 10,000), provided, however, that no Relevant Event has occurred and is continuing. The "Return Amount" applicable with respect to any Valuation Date will equal the amount by which the Value as of that Valuation Date of all Collateral under this Agreement (as adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date) exceeds the Credit Support Amount.

                  Section 3.04 Transfers. Subject to Section 3.07 and unless otherwise agreed between the parties from time to time, if an obligation to transfer Eligible Credit Support or Collateral has become due by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such obligation has become due; if an obligation becomes due after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such obligation became due.

                  Section 3.05      Calculations.

                  (a)      All calculations of Value for purposes of this
Article III shall be requested to be made by the Valuation Agent as of the relevant Valuation Time in accordance with such agreement as may from time to time be in place for such purpose between the Valuation Agent and the Debtor and, unless the Secured Party itself acts as a Valuation Agent, with the prior written consent of the Secured Party. The Valuation Agent shall be requested to notify each party of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Section 3.07, following the date of calculation).

                  (b) All calculations of Credit Support Amount for purposes of this Article III shall be made by the Secured Party as of the relevant Valuation Time. The Secured Party shall notify the Custodian and the Debtor of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date.

                  (c) The parties agree that valuations reported by the Valuation Agent for the purpose of this Agreement shall prevail over any valuations performed by or for the Investment Adviser pursuant to the terms of the Investment Advisory Agreement.

                  Section 3.06      Substitutions.

                  (a) The Debtor (acting, where applicable, through the Investment Adviser) may on any Local Business Day by notice (a "Substitution Notice") inform the Secured Party and the Custodian that it wishes to substitute the Eligible Credit Support specified in that Substitution Notice (the "Substitute Credit Support") for certain Eligible Credit Support specified in the Substitution Notice and held in the Collateral Accounts (the "Original Credit Support").

                  (b) Following the service of such Substitution Notice, the Original Credit Support shall be released, upon joint written instructions by the Secured Party and the Debtor, to the Debtor against delivery of the Substitute Credit Support (or an undertaking for such delivery) in accordance with the customary settlement procedures (the "Substitution Date"); provided, however, that no Relevant Event has occurred and is continuing.

                  Section 3.07      Disputed Calculations or Valuations.

                  (a) If a party (a "Disputing Party") reasonably disputes the Value of any transfer of Eligible Credit Support or Collateral, then:

                           (i) the Disputing Party shall notify the other party and, unless the Secured Party itself acts as a Valuation Agent, the Valuation Agent not later than the close of business on the Local Business Day following the date of transfer;

                           (ii) the parties will consult with each other in an attempt to resolve the dispute; and

                           (iii) if they fail to resolve the dispute by the Resolution Time, then the Valuation Agent will be requested to recalculate the Value as of the date of the transfer.

                  Following a recalculation pursuant to this Section 3.07(a), the Valuation Agent shall notify each party as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The parties shall, following such notice by the Valuation Agent or a resolution pursuant to this Section 3.07(a)(ii) above, and subject to
Section 3.04, join in giving the necessary instructions to the Custodian to make the appropriate transfer; provided, however, that the Secured Party shall not be obliged to join in giving such instructions if it has delivered a Notice of Exclusive Control or such Notice of Exclusive Control has not been revoked or rescinded by the Secured Party, or a Relevant Event has occurred and is continuing.

                  (b) The failure by the Debtor to make a transfer of any amount which is the subject of a dispute to which this Section 3.07(a) applies shall not constitute a Relevant Event for so long as the procedures set forth in this Section 3.07 are being carried out. For the avoidance of doubt, upon completion of those procedures, any failure by the Debtor to make a transfer required under the final sentence of this Section 3.07(a) on the relevant due date shall constitute a Relevant Event.

                                   ARTICLE IV

                                   COLLATERAL

                  Section 4.01 No Duty. Except to the extent otherwise required by applicable law, the Secured Party will have no duty with respect to Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining to Collateral.

                  Section 4.02      Custodians.

                  (a) The Debtor shall appoint the Custodian to hold Collateral in accordance with the Control Agreement, and the Debtor shall cause all such Collateral to be transferred to, and held by, the Custodian.

                  (b) The Debtor shall be liable for the acts or omissions of the Custodian and the Investment Adviser to the same extent that the Debtor would be liable under this Agreement for its own acts or omissions.

                  Section 4.03 Maintenance of Collateral Accounts. In addition to, and not in limitation or in lieu of, the obligation of Custodian to honor entitlement orders as provided in the Control Agreement,

                  (a) the Secured Party agrees that until such time, if any, that the Secured Party delivers a Notice of Exclusive Control to the Custodian, the Debtor shall be entitled (i) subject to Section 3.06(b), to give, jointly with the Secured Party, entitlement orders and all other forms of instructions to invest, through the Investment Adviser, where applicable, the Collateral held in the Collateral Accounts solely in cash or categories of securities defined as Eligible Credit Support, which upon their acquisition shall constitute the Collateral, (ii) subject to Section 4.04, to receive and give entitlement orders and all other forms of instructions with respect to all Distributions (subject, where applicable, to prior deduction by the Custodian of any fees or expenses owed to Custodian by the Debtor for the provision of its custodial services from time to time), and (iii) to exercise, or to direct the Custodian to exercise on its behalf, any voting rights attached to any of the Collateral (but only in a manner consistent with the terms of this Agreement); provided that the Debtor shall not have the authority to (x) terminate or close the Collateral Accounts, or (y) sell, transfer, exchange, assign, lease or hire out, factor, discount, license, lend, part with its interest in or otherwise dispose of any of the Collateral or permit the same to occur, or agree to do any of the foregoing, without prior written consent of the Secured Party (to be evidenced, where appropriate, by execution of joint instructions by the Debtor and the Secured Party), except as expressly permitted under this Agreement. The Secured Party agrees that (i) until a Relevant Event occurs, it shall not give entitlement orders, deliver Notice of Exclusive Control or give any other forms of instructions with regard to the Collateral Accounts and the financial assets and other Property on deposit therein or credited thereto (other than joint instructions in accordance with this Agreement), and (ii) it shall join the Debtor in giving instructions requested by or on behalf of the Debtor so long as no Relevant Event then exists or would be caused by the execution of such instructions.

                  (b) if at any time the Secured Party delivers a Notice of Exclusive Control to the Custodian, the Debtor agrees that, from and after delivery thereof until the written revocation or rescission of such notice by the Secured Party, (i) the Secured Party shall be the sole Person to give all entitlement orders and other demands and instructions with respect to the Collateral Accounts or any financial asset credited thereto or carried therein or any other Collateral, (ii) if it has received any Collateral from the Custodian in violation of the terms of the Control Agreement, it shall hold such Collateral in trust for the Secured Party and shall promptly thereafter deliver such Collateral to the Secured Party and (iii) it shall execute and deliver, and use its best efforts to cause the Custodian to execute and deliver, to the Secured Party all proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise any voting or other consensual rights pertaining to any Collateral. Notice of Exclusive Control shall be deemed to be revoked or rescinded upon receipt by the Custodian from the Secured Party of written notice thereof. The Secured Party agrees to deliver a notice of revocation or rescission upon request of the Debtor at any time when no Relevant Event has occurred or is continuing.

                  Section 4.04 Distributions. Subject, where applicable, to prior deduction by the Custodian of any fees or expenses owed to the Custodian by the Debtor for the provision of its custodial services from time to time, the Custodian shall, upon proper written instructions by the Debtor, credit the Distributions to Debtor's custodial account held with the Custodian or any other account designated by the Debtor; provided, however, that the Secured Party has not delivered a Notice of Exclusive Control that has not been revoked or rescinded by the Secured Party, and that a Relevant Event has not occurred and is continuing. The Secured Party shall execute such instructions, if any, as may be required to permit such credit to be effected. Any Distributions (or portion thereof) not credited pursuant to this Section 4.04 shall constitute Collateral and will be subject to the security interest granted under Section 2.01 (a) or otherwise will be subject to the set-off provided in Section 6.01(c).

                                   ARTICLE V

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  The Debtor represents, warrants and covenants, which representations, warranties and covenants shall be deemed to be repeated as of each date on which the Debtor transfers, or causes to be transferred, any Eligible Credit Support into the Collateral Accounts and shall survive execution and delivery of this Agreement and the payment in full of the Obligations, as follows:

                  Section 5.01 Power to Grant Security Interest. The Debtor has the power to grant a security interest in any Collateral pursuant hereto and has taken all necessary actions to authorize the granting of that security interest.

                  Section 5.02 Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect, to the extent a security interest may be perfected thereby, the security interest granted by the Debtor to the Secured Party hereby in respect of the Collateral have been accomplished, and the first priority security interest granted to the Secured Party pursuant to this Agreement (subject to the Custodian Lien) in and to the Collateral constitutes a valid first priority perfected security interest which is superior and prior to the rights of all other Persons (other than the Custodian Lien) and enforceable against the Debtor (including in Bermuda) and, in each case, subject to no other Liens, sales, assignments, conveyances, settings over or transfers.

                  Section 5.03 No Liens. The Debtor is the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than the Custodian Lien), and the Debtor shall defend such Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

                  Section 5.04 Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and so long as any of the Obligations remain unpaid, the Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby.

                  Section 5.05 Consents. No consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority of any jurisdiction is required as of the date of the execution and delivery of this Agreement for (i) the grant by the Debtor of the pledge, assignment and security interest granted hereby with respect to the Collateral, (ii) the execution, delivery or performance of this Agreement by the Debtor, (iii) the pledge, assignment and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge, assignment and security interest with respect to the Collateral (subject to the Custodian Lien)) other than the execution and delivery of the Control Agreement and filing of appropriate financing statements or similar filings or notifications in respect of the Collateral in the manner described in the opinions of Massachusetts counsel to the Debtor and Bermuda counsel to the Debtor or (iv) the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                  (b) The Debtor shall use its best efforts to obtain after the date of the execution and delivery of this Agreement such other consents, authorizations, and approvals and obtain such other actions by, and provide such notices to or make such filings with, any Governmental Authority of any jurisdiction as may be, in the reasonable judgment of the Secured Party, necessary after the date of this Agreement (i) for the grant by the Debtor of the pledge, assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the pledge, assignment and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge, assignment and security interest with respect to the Collateral (subject to the Custodian
Lien)) or (iii) for the exercise by the Secured Party of the rights, remedies and powers provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                  Section 5.06 Further Actions. The Debtor will, at its own expense, make, execute, endorse, acknowledge, or otherwise authenticate and file and/or deliver to the Secured Party from time to time such confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates and other assurances, instruments or other records, and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which the Secured Party, upon written direction, deems reasonably appropriate or advisable to perfect, preserve or protect its security interests in the Collateral.

                  Section 5.07 Financing Statements. The Debtor agrees to execute or otherwise authenticate (if necessary) and deliver to the Secured Party such financing statements (or similar statement or instrument of registration under the law of any jurisdiction), in form acceptable to the Secured Party as it may from time to time reasonably request or as are necessary or desirable in its reasonable opinion to establish and maintain the security interests contemplated hereunder as valid, enforceable and first priority security interests (subject to the Custodian Lien) as provided herein and the other rights and security contemplated herein, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other Requirement of Law. The Debtor will pay any applicable filing fees and related expenses. The Debtor authorizes the Secured Party to file any such financing statements without the signature of the Debtor.

                                   ARTICLE VI

                   REMEDIES UPON OCCURRENCE OF RELEVANT EVENT

                  Section 6.01 Remedies; Obtaining and Disposition of the Collateral Upon Default. The Debtor agrees that, if any Relevant Event has occurred and is continuing, then and in every such case, subject to any Requirements of Law, the Secured Party may:

                  (a) deliver a Notice of Exclusive Control, instructions or entitlement orders with respect to the Collateral Accounts or the Collateral;

                  (b) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC to enforce this Agreement and the security interest contained herein, and also may (A) if applicable, require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, or (B) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least thirty (30) days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (c) hold any money held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, as collateral for, and/or, then, or at any time thereafter, apply such amounts, in whole or in part, against all or any part of the Obligations, and to make any currency conversions or effect any transaction in currencies which it thinks fit, and to do so at such times and rates as it thinks proper; and

                  (d) exercise any and all rights and remedies of the Debtor under or in respect of the Collateral.

                  Section 6.02 Waiver of Claims. Except as otherwise provided in this Agreement, the Debtor hereby waives, to the extent permitted by all Requirements of Law:

                  (a) all damages occasioned by taking of possession except any damages which are the direct result of the gross negligence or willful misconduct of the Secured Party or any Person acting on its behalf or instruction;

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Requirement of Law in order to prevent or delay the enforcement of this Agreement (including, without limitation, any right to claim that such enforcement should be stayed pending the outcome of any other action or proceeding (including any arbitration proceeding)) or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such Requirements of Law.

                  Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

                  Section 6.03 Deficiencies and Excess Proceeds. The Secured Party shall transfer, or cause to be transferred, to the Debtor any proceeds and Collateral remaining after exercising remedies under Section 6.01 and after satisfaction in full of all amounts payable by the Debtor with respect to any Obligations. For the avoidance of doubt, it is understood that the Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

                  Section 6.04 Remedies Cumulative. No failure or delay on the part of the Secured Party, in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Secured Party shall operate as a waiver hereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

                  Section 6.05 Discontinuance of Proceedings. In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor, the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.01      Expenses.

                  (a) Except as otherwise provided in this Section 7.01(b) and 7.01(c), each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Agreement) in connection with performing its obligations under this Agreement and neither party will be liable for any such costs and expenses incurred by the other party.

                  (b) The Debtor shall promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Collateral upon becoming aware of the same.

                  (c) All reasonable costs, expenses, charges and fees paid or incurred by the Secured Party in the exercise of any of the rights, remedies or powers granted hereunder shall be for the account of the Debtor, and the Debtor undertakes promptly on demand to pay the same or, as the case may be, to reimburse the Secured Party and/or its agents, representatives, successors and assigns as the case may be, for any monies paid by it with interest thereon to the extent that there are then insufficient funds available in the Collateral Accounts for this purpose.

                  Section 7.02 Notices. All communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

                  If to the Secured Party:

                           Platinum Re (UK) Limited
                           52 Lime Street
                           London EC3M 7NL
                           United Kingdom
                           Attn: Guy Butler
                           Telephone No.: 44-207-220-8110
                           Facsimile No.: 44-207-623-6610

                  If to the Debtor:

                           Platinum Underwriters Bermuda, Ltd.
                           Clarendon House
                           2 Church Street
                           Hamilton HM 11
                           Bermuda

                           Attention: Dawna L. Ferguson
                           Telephone No.: 441-295-5950
                           Facsimile No.: 441-292-4720

                  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given
(a) if delivered in person, (b) if sent by internationally recognized overnight delivery service, or (c) if sent by facsimile transmission. Notice so given shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered during normal business hours on a Local Business Day to an addressee in accordance with this Section 7.02 and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location by the giving of 30 days notice to the other parties in the manner set forth hereinabove.

                  Section 7.03 Instructions. All entitlement orders and other instructions and communications that the Debtor is entitled, or desires, to give or make under this Agreement may be given or made either by the Debtor itself or by the Investment Adviser, acting on behalf of the Debtor. All entitlement orders and other instructions and communications that the Secured Party is entitled, or desires, to give or make under this Agreement may be given or made either by the Secured Party itself or by its attorney in fact, including, without limitation, until notice of revocation is delivered to the Debtor and the Investment Adviser, the Investment Adviser.

                  Section 7.04 Waiver; Amendment. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing executed by all of the parties hereto.

                  Section 7.05 Obligations Absolute. The obligations of the Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Retrocession Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or the Retrocession Agreement or any other instrument or agreement referred to therein; (c) any furnishing of any additional security to the Secured Party or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Secured Party; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

                  Section 7.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party.

                  Section 7.07 Headings Descriptive, etc. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  Section 7.08 Governing Law; Submission to Jurisdiction and Venue. This Agreement is a contract made under the laws of The Commonwealth of Massachusetts of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such Commonwealth. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of The Commonwealth of Massachusetts in the County of Suffolk, or in the federal courts of the United States for the District of Massachusetts, it being understood that nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Debtor in any jurisdiction, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon the Debtor, and may be enforced in any jurisdiction, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

                  (b) The Debtor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  Section 7.09 Waiver of Jury Trial. Each of the Debtor and the Secured Party hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out or relating to this Agreement, or any other instrument or document delivered hereunder or thereunder.

                  Section 7.10 Termination; Release. This Agreement shall terminate on the earlier of (i) the irrevocable payment and performance in full of the Obligations (other than contingent surviving obligations) or (ii) subject to the prior consent of the FSA, the third anniversary of the date of this Agreement, provided, however, that no Relevant Event shall have occurred and be continuing. Upon such termination, the Secured Party shall, at the Debtor's expense, execute and deliver to the Debtor such documents, and take such other acts, as the Debtor shall reasonably request to evidence, or give effect to, such termination.

                  Section 7.11 Reinstatement. Notwithstanding anything herein to the contrary, this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Debtor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  Section 7.12 Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, and both of which shall together constitute one and the same instrument.

                  Section 7.13 Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby.

                            [SIGNATURE PAGE FOLLOWS.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            PLATINUM UNDERWRITERS BERMUDA,
                                            LTD., as Debtor

                                            By:______________________________
                                            Name:
                                            Title:

                                            PLATINUM RE (UK) LIMITED,
                                            as Secured Party

                                            By:______________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE I

                               COLLATERAL ACCOUNTS

                                Deposit Account

                 Description                             Number
Platinum Underwriters Bermuda fbo Platinum Re (UK)      54798079

                               Securities Account

                 Description                             Number
Platinum Underwriters Bermuda fbo Platinum Re (UK)        CIW7

                                    EXHIBIT B
          TO CONTROL AGREEMENT AMONG PLATINUM RE (UK) LIMITED, PLATINUM
       UNDERWRITERS BERMUDA, LTD. AND STATE STREET BANK AND TRUST COMPANY

                             [Letterhead of Party A]

[Date]

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Attention: Vice President, Insurance Services

                           NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you pursuant to the terms of that certain Control Agreement dated as of ________, 2002 (as from time to time amended and supplemented, the "CONTROL AGREEMENT") among the undersigned, Platinum Underwriters Bermuda, Ltd. (together with its successors and assigns, "PARTY B") and you, as Custodian, that you (i) shall not follow any instructions or entitlement orders of Party B with respect to the Collateral or the Collateral Accounts held by you for Party B, and (ii) unless and until otherwise expressly instructed by the undersigned, shall exclusively follow the entitlement orders and instructions of the undersigned with respect to the Collateral or the Collateral Accounts.

Very truly yours,
Platinum Re (UK) Limited

By:___________________________
     Authorized Signatory

cc:

                                    EXHIBIT C
          TO CONTROL AGREEMENT AMONG PLATINUM RE (UK) LIMITED, PLATINUM
       UNDERWRITERS BERMUDA, LTD. AND STATE STREET BANK AND TRUST COMPANY

                 AUTHORIZED PERSONS FOR PLATINUM RE (UK) LIMITED

         State Street Bank and Trust Company is directed to accept and act upon written instructions received from any one of the following persons at Platinum Re (UK)_ Limited

   Name                          Telephone/Fax Number             Signature
   ----                          --------------------             ----------
1. T. MAHONEY                 1. Telephone 020.7220.8133      1. /s/ T. Mahoney
                              Facsimile    020.7220.8129         ---------------
2. G. BUTLER                  2. Telephone 020.7220.8175      2. /s/ G. Butler
                              Facsimile    020.7220.8129         ---------------
3.                            3. Telephone                    3. _______________
                              Facsimile
4.                            4. Telephone                    4. _______________
                              Facsimile
5.                            5. Telephone                    5. _______________
                              Facsimile

Authorized by: /s/ T. Mahoney
               ---------------
as authorized agent of Platinum Re (UK)_ Limited
               Name: T. MAHONEY
               Title: CEO

                                   SCHEDULE I
          TO CONTROL AGREEMENT AMONG PLATINUM RE (UK) LIMITED, PLATINUM
       UNDERWRITERS BERMUDA, LTD. AND STATE STREET BANK AND TRUST COMPANY

                               COLLATERAL ACCOUNTS

                                 Deposit Account

--------------------------------------------------------------------------------
                  Description                                       Number
--------------------------------------------------------------------------------
Platinum Underwriters Bermuda fbo Platinum Re (UK)                 54798079
--------------------------------------------------------------------------------

                               Securities Account

--------------------------------------------------------------------------------
                  Description                                       Number
--------------------------------------------------------------------------------
Platinum Underwriters Bermuda fbo Platinum Re (UK)                   CIW7
--------------------------------------------------------------------------------